LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® Pro Variable Annuity

Supplement dated February 27, 2024 to the
Summary Prospectus for New Investors dated May 1, 2023

This Supplement to your summary prospectus outlines changes to certain investment options under your individual annuity contract.  All other provisions outlined in your variable annuity prospectus, as supplemented, remain unchanged.

Effective immediately, we have been notified by Lincoln Variable Insurance Products Trust of the following fund name changes, as noted below. All other information about each fund, including the principal investment strategies, can be found in the fund’s prospectus.

CURRENT FUND NAME	FORMER FUND NAME

Lincoln Hedged S&P 500 Fund 4	Lincoln Hedged S&P 500 Fund
Lincoln Hedged S&P 500 Conservative Fund 4	Lincoln Hedged S&P 500 Conservative Fund

Please retain this supplement for future reference.